POWER OF ATTORNEY

     The undersigned Officers and Directors of TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC. (the "Registrant") hereby appoint Craig S. Tyle, Barbara J. Green, Lori A. Weber, Robert C. Rosselot, Sheila M. Barry, Bruce G. Leto, Lisa
A. Duda, Larry P. Stadulis, and Kristin H. Ives (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, file or withdraw the Registrant's registration statement on Form N-2 under the Investment Company Act of 1940, as amended, or any amendments to such registration statement covering the sale of shares by the Registrant under prospectuses becoming effective after this date, including any amendment or amendments increasing or decreasing the amount of securities for which registration is being sought, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, and/or any documents relating to the registration statement. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be a single document.

     The undersigned Officers and Directors hereby execute this Power of Attorney as of the 5th day of December, 2006.



/s/MARK MOBIUS                          /s/FRANK A. OLSON
--------------------------------       ---------------------------------------
Mark Mobius, President and             Frank A. Olson, Director
Chief Executive Officer -
Investment Management


/s/HARRIS J. ASHTON                     /s/LARRY D. THOMPSON
--------------------------------       ---------------------------------------
Harris J. Ashton, Director             Larry D. Thompson, Director


/s/FRANK J. CROTHERS                    /s/CONSTANTINE D. TSERETOPOULOS
--------------------------------       ---------------------------------------
Frank J. Crothers, Director             Constantine D. Tseretopoulos, Director


/s/EDITH E. HOLIDAY                     /s/ROBERT E. WADE
--------------------------------       ---------------------------------------
Edith E. Holiday, Director              Robert E. Wade, Director


/s/CHARLES B. JOHNSON                   /s/JIMMY D. GAMBILL
--------------------------------       ---------------------------------------
Charles B. Johnson, Director           Jimmy D. Gambill, Senior Vice President
                                       and Chief Executive Officer - Finance
                                       and Administration


/s/GREGORY E. JOHNSON                   /s/GALEN G. VETTER
--------------------------------       ---------------------------------------
Gregory E. Johnson, Director           Galen G. Vetter, Chief Financial Officer
                                       and Chief Accounting Officer

/s/DAVID W. NIEMIEC
-------------------------------
David W. Niemiec, Director